Postretirement Health-Care and Life-Insurance Plans	12 Months Ended
Jun. 30, 2012
Postretirement Health-Care and Life-Insurance Plans

Note 17– Postretirement Health-Care and Life-Insurance Plans

The company provides health-care and life-insurance benefits to certain retired employees and their covered dependents and beneficiaries. Generally, employees who have attained age 55 and have rendered 10 or more years of service are eligible for these postretirement benefits. Certain retirees are required to contribute to plans in order to maintain coverage.

Measurement Date and Assumptions A fiscal year end measurement date is utilized to value plan assets and obligations for the company’s postretirement health-care and life-insurance plans pursuant to the accounting rules.

The weighted average actuarial assumptions used in measuring the net periodic benefit cost and plan obligations for the three years ending June 30, 2012 were:

	2012	2011	2010
Net periodic benefit cost
Discount rate	5.3%	5.1%	6.3%
Plan obligations
Discount rate	3.8	5.3	5.1
Health-care cost trend assumed for the next year	7.5	8.0	8.0
Rate to which the cost trend is assumed to decline	5.0	5.0	5.0
Year that rate reaches the ultimate trend rate	2017	2017	2016

The discount rate is determined by utilizing a yield curve based on high-quality fixed-income investments that have a AA bond rating to discount the expected future benefit payments to plan participants. Assumed health-care trend rates are based on historical experience and management’s expectations of future cost increases. A one-percentage-point change in assumed health-care cost trend rates would have the following effects:

(in millions)	One Percentage Point Increase	One Percentage Point Decrease
Effect on total service and interest components	$ 2	$ (2)
Effect on postretirement benefit obligation	10	(9)

Net Periodic Benefit Cost and Funded Status – The components of the net periodic benefit cost associated with continuing operations were as follows:

(in millions)	2012	2011	2010
Components of defined benefit net periodic cost (income)
Service cost	$2	$2	$1
Interest cost	3	5	5
Net amortization and deferral	(8)	(9)	(8)
Net periodic benefit cost (income)	$(3)	$(2)	$(2)

The amount of the prior service credits, net actuarial loss and net initial asset that is expected to be amortized from accumulated other comprehensive income and reported as a component of net periodic benefit cost during 2013 is $9 million of income, $1 million of expense and $1 million of income, respectively.

The funded status of postretirement health-care and life-insurance plans related to continuing operations at the respective year-ends were:

(in millions)	2012	2011
Accumulated postretirement benefit obligation
Beginning of year	$84	$95
Service cost	2	2
Interest cost	3	5
Net benefits paid	(8)	(8)
Plan participant contributions	2	1
Actuarial (gain) loss	18	(11)
End of year	101	84
Fair value of plan assets	1	1
Funded status	$(100)	$(83)
Amounts recognized on the Consolidated Balance Sheets:
Accrued liabilities	$(6)	$(6)
Other liabilities	(94)	(77)
Total liability recognized	$(100)	$(83)
Amounts recognized in Accumulated Other Comprehensive Loss:
Unamortized prior service credit	$(29)	$(23)
Unamortized net actuarial loss	25	12
Unamortized net initial asset	(1)	(3)
Total	$(5)	$(14)

Expected Benefit Payments and Funding Substantially all postretirement health-care and life-insurance benefit payments are made by the company. Using expected future service, it is anticipated that the future benefit payments that will be funded by the company will be as follows: $7 million in 2013 through 2017 and $38 million from 2018 to 2022.

The Medicare Part D subsidy received by the company was $ 1 million in 2012 and 2010. The subsidy received in 2011 was less than $1 million.